                                                                    Exhibit 99.4

                                                                  Execution Copy

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          This is an Assignment, Assumption and Recognition Agreement (this "AAR Agreement") made as of January 1, 2007, among Merrill Lynch Mortgage Lending, Inc., having an address at World Financial Center, South Tower, New York, New York 10281 (the "Assignor"), Merrill Lynch Mortgage Investors, Inc., having an address at 4 World Financial Center, 10th Floor, New York, New York 10281 (the "Assignee") and GreenPoint Mortgage Funding, Inc. (the "Company").

          WHEREAS, Merrill Lynch Mortgage Holdings Inc. ("MLMH") acquired the mortgage loans set forth on Attachment 1 annexed hereto (the "Assigned Loans") from the Company pursuant to that certain Master Mortgage Loan Purchase and Servicing Agreement (the "Agreement"), dated as of April 1, 2003, among MLMH, Terwin Advisors, LLC ("Terwin") and the Company, as amended by Amendment No. 1, dated as of August 20, 2003 among MLMH, Terwin and the Company;

          WHEREAS, MLMH assigned all of its right, title and interest in, to and under the Assigned Loans and the Agreement to Assignor pursuant to the Assignment, Assumption and Recognition Agreement, dated January 1, 2007, among MLMH, the Company and Assignor (the "Assignment, Assumption and Recognition Agreement"; together with the Agreement, the "Agreements").

          In consideration of the mutual promises contained herein the parties hereto agree that the Assigned Loans shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement (as defined below).

Assignment and Assumption

     1. Assignor hereby grants, sells, transfers and assigns to Assignee all of the right, title and interest of Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title and interest in, to and under the Agreements. Assignor specifically reserves and does not assign to Assignee any right, title and interest in, to or under any Mortgage Loans subject to the Agreements other than those set forth on Attachment l. Notwithstanding anything to the contrary contained herein, the Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under the representations and warranties contained in Section
7.01 and Section 7.02 of the Agreement and the Assignor is retaining the right to enforce the representations and warranties set forth in those sections against the Company. In addition, the Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under Section
7.04 of the Agreement.

Representations, Warranties and Covenants

     2. Assignor warrants and represents to, and covenants with, Assignee and Company that as of the date hereof:

          a. Attached hereto as Attachment 2 are true and accurate copies of the Agreements, which agreements are in full force and effect as of the date

MANA 2007-A1
Greenpoint AAR
               hereof and the respective provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          b. Assignor was the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Agreements as it relates to the Assigned Loans, free and clear of any and all liens, claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor's interests, rights and obligations under the Agreements as it relates to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

          c. Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Company with respect to the Assigned Loans or the Agreements;

          d. Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modifications of, the Agreements. Assignor has no knowledge of, and has not received notice of, any waivers under or any amendments or other modifications of, or assignment of rights or obligations under the Agreements;

          e. Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

          f. Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights


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

               generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          g. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby. Neither Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans or any interest in the Assigned Loans, or solicited any offer to buy or accept transfer, pledge or other disposition of the Assigned Loans, or any interest in the Assigned Loans, or otherwise approached or negotiated with respect to the Assigned Loans, or any interest in the Assigned Loans, with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto; and

          h. Assignor has received from Company, and has delivered to Assignee, all documents required to be delivered to Assignor by Company prior to the date hereof pursuant to Section 6.03 of the Agreement with respect to the Assigned Loans.

     3. Assignee warrants and represents to, and covenants with, Assignor and Company that as of the date hereof:

          a. Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to acquire, own and purchase the Assigned Loans;

          b. Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Company, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          c. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

          d. There is no action, suit, proceeding, investigation or litigation pending or, to Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignee, would adversely affect Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or Assignee's ability to perform its obligations under this AAR Agreement;

          e. Assignee understands that the Assigned Loans have not been registered under the Securities Act of 1934 (the "Securities Act") or the securities laws of any state;

          f. Assignee is either (i) not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986 (the "Code")(a "Plan") and not a Person acting, directly or indirectly, on behalf of or investing with "plan assets" of any such Plan or (ii) an employee benefit plan that is subject to ERISA and the assignment contemplated herein does not constitute and will not result in non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code;

          g. Assignee assumes all of the rights of the Assignor under the Agreements with respect to the Assigned Loans including the right to enforce the representations and warranties of the Company contained in the Agreements; and

          h. A registration statement on Form S-3 (File No. 333-130545), including the Base Prospectus (the "Registration Statement") has been filed with the Securities and Exchange Commission (the "Commission") and has become effective under the Securities Act of 1933, as amended (the "Securities Act") and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that


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               purpose have been initiated, or to the Assignee's knowledge, threatened, by the Commission.

     4. Company warrants and represents to, and covenants with, Assignor and Assignee that as of the date hereof:

          a. Attached hereto as Attachment 2 are true and accurate copies of the Agreements, which agreements are in full force and effect as of the date hereof and the respective provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          b. Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Assigned Loans;

          c. Company has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Company's charter or by-laws or any legal restriction, or any material agreement or instrument to which Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Company or its property is subject. The execution, delivery and performance by Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Company. This AAR Agreement has been duly executed and delivered by Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Company, enforceable against Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          d. No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Company in connection with the execution, delivery or performance by Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

          e. Company shall establish a Custodial Account (entitled "GreenPoint Mortgage Funding, Inc., as Servicer, in trust for Wells Fargo Bank, N.A. as Securities Administrator for Merrill Lynch Alternative Note Asset


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

               Trust, Series 2007-A1 Mortgage Pass-Through Certificates") and an Escrow Account (entitled "GreenPoint Mortgage Funding, Inc., as Servicer, in trust for Wells Fargo Bank, N.A., as Securities Administrator for Merrill Lynch Alternative Note Asset Trust, Series 2007-A1 Mortgage Pass-Through Certificates") with respect to the Assigned Loans, which accounts shall be separate from the Custodial Account and Escrow Account previously established under the Agreement in favor of the Assignor; and

          f.   Each of the representations and warranties made by Company in
               Section 7.01 and Section 7.02 of the Agreement are true and correct in all material respects as of the date hereof provided, however, that the representations made in Section 7.02(v) are made as of the date of the Agreement.

Recognition of Assignee

     5. From and after the date hereof, Company shall recognize Assignee as owner of the Assigned Loans and will service the Assigned Loans for Assignee in accordance with the Agreement (as modified herein), the terms of which are incorporated herein by reference. The Company hereby acknowledges that the Mortgage Loans will be part of a REMIC. In no event will the Company service the Mortgage Loans in a manner that would (i) cause the REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code). In addition, Company hereby acknowledges that from and after the date hereof, the Assigned Loans will be subject to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of January 1, 2007, by and among Merrill Lynch Mortgage Investors, Inc., Wells Fargo Bank, N.A. (the "Master Servicer" and "Securities Administrator") and HSBC Bank USA, National Association. Pursuant to the Pooling and Servicing Agreement, the Master Servicer is required to monitor the Company's performance of its servicing obligations under the Agreement. Such right will include, without limitation, the right to terminate the Company under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Company under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Agreement, the right to examine the books and records of the Company, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Company.

     6. In connection therewith, Company hereby agrees that all remittances required to be made with respect to the Assigned Loans pursuant to the Agreement will be made in accordance with the following wire transfer instructions:

                    Bank: Wells Fargo Bank, N.A.
                    ABA Routing Number: 121-000-248
                    Account Name: Corporate Trust Clearing
                    Account Number: 3970771416
                    For Credit to: MANA Series 2007-A1, acct# 50980700


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

and Company shall deliver all reports required to be delivered under the Agreement to Assignee and to the Master Servicer at:

                    Wells Fargo Bank, N.A.
                    9062 Old Annapolis Road
                    Columbia, Maryland 21045
                    Attention: MANA 2007-A1

     Provided, however, that the parties hereby acknowledge that the Company will remit an amount in excess of the required remittance amount on the first Remittance Date (such excess amount, the "Extra Remittance Amount") which shall be wired from the Master Servicer to the Assignor and that the Company shall not be liable for (i) calculating the required remittance amount for the first Remittance Date or (ii) any errors, delays or omissions in the wire of the Extra Remittance Amount from the Master Servicer to the Assignor.

     It is the intention of Assignor, Company and Assignee that this AAR Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither Company nor Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans without the prior written consent of Assignee.

Modification of the Agreement

     7. The Assignor, Assignee and Company hereby amend the Agreement as follows:

          (a) The Assignor, Assignee and Company hereby amend the definition of "Remittance Date" by deleting the words "immediately following such" and replacing them with ""immediately preceding such".

          (b) The Assignor, Assignee and Company hereby amend Section 1 of the Agreement by deleting the definition of "Business Day" in its entirety and replacing it with the following:

          "Business Day: Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the State of New York, State of Maryland, State of Minnesota or State of California are authorized or obligated by law or executive order to be closed."

          (c) The Assignor, Assignee and Company hereby amend Section 1 of the Agreement by deleting the definition of "Whole Loan Transfer" in its entirety and replacing it with the following:

          "Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Pass-Through Transfer or Securitization Transaction."


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

          (d) The Assignor, Assignee and Company hereby amend Section 1 of the Agreement by adding the following definitions in alphabetical order:

          "Commission: The United States Securities and Exchange Commission."

          "Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction."

          "Exchange Act: The Securities Exchange Act of 1934, as amended."

          "Master Servicer: Wells Fargo Bank, N.A."

          "Pooling and Servicing Agreement: The pooling and servicing agreement dated as of January 1, 2007, by and among Merrill Lynch Mortgage Investors, Inc., the Master Servicer, the Securities Administrator and HSBC Bank USA, National Association, as trustee."

          "Qualified Correspondent: Any Person from which the Seller purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Seller and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Seller, in accordance with underwriting guidelines designated by the Seller ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Seller within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Seller in origination of mortgage loans of the same type as the Mortgage Loans for the Seller's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Seller on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Seller; and (iv) the Seller employed, at the time such Mortgage Loans were acquired by the Seller, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Seller."

          "Reconstitution: Any Securitization Transaction or Whole Loan
     Transfer."

          "Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
     AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time."

          "Securities Act: The Securities Act of 1933, as amended."

          "Securities Administrator: Wells Fargo Bank, N.A."


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

          "Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or
     (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans."

          "Seller Information: As defined in Subsection 12.05(a)."

          "Servicer: As defined in Subsection 12.04(c)."

          "Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time."

          "Static Pool Information: Static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB."

          "Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in
     Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Seller or a Subservicer."

          "Subservicer: Any Person that services Mortgage Loans on behalf of the Seller or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Seller under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB."

          "Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Seller."

          (e) The Assignor, Assignee and Company hereby amend Section 11.02 of the Servicing Addendum to the Agreement by deleting the fifth, sixth and seventh sentences of the first paragraph in their entirety and replacing them with the following:

          "In the event that any payment due under any Mortgage Loan remains delinquent for a period of ninety (90) days or more, the Seller shall provide written notice to the Master Servicer in the event the Seller intends to proceed with foreclosure. In connection with any foreclosure proceedings, the Seller shall be responsible for all costs and expenses incurred by it in any such foreclosure proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Section 11.05."

          (f) The Assignor, Assignee and Company hereby amend each of the second and fifth paragraphs of Section 11.02 of the Servicing Addendum to the Agreement by deleting the section reference "(a)" at the beginning thereof.


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

          (g) The Assignor, Assignee and Company hereby amend Section 11.14 of the Servicing Addendum to the Agreement by deleting the first and second sentences of the third paragraph in its entirety and replacing it with the following:

     "With respect to any remittance received by the Purchaser on or after the Business Day following the Business Day on which such payment was due, the Seller shall pay to the Purchaser interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time by The Chase Manhattan Bank, New York, New York, at its principal office as its prime lending rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Seller to the Purchaser on the date such late payment is made and shall cover the period commencing with the date on which such payment was due and ending with the date on which such payment is made, both inclusive."

          (h) The Assignor, Assignee and Company hereby amend Section 11.15 of the Servicing Addendum to the Agreement by deleting the first sentence of such section and replacing it with the following:

     "No later than the fifth Business Day of each month, the Seller shall furnish to the Purchaser and the Master Servicer a file via computer tape, email or modem containing, and a hard copy of, the monthly data and the Seller shall also furnish to the Purchaser and the Master Servicer a report in the format set forth in Attachment 3, Attachment 4 and Attachment 5 to the Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007 among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and the Seller, with respect to monthly remittance advice, defaulted Mortgage Loans and Realized Loss Calculations."

          (i) The Assignor, Assignee and Company hereby amend Section 11.18 of the Servicing Addendum to the Agreement, by deleting such section in its entirety and replacing it with the following:

     "Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed-in-lieu of foreclosure, the Seller shall submit to the Purchaser and the Master Servicer a liquidation report in the format set forth in Attachment 4 to the Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007 among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and the Seller, with respect to such Mortgaged Property and all supporting documentation reasonably required by the Master Servicer."

          (j) The Assignor, Assignee and Company hereby amend Section 11.21 of the Servicing Addendum to the Agreement, by deleting the second paragraph of such section in its entirety and replacing it with the following:

          "The obligation of the Seller to make such Monthly Advances is mandatory, notwithstanding any other provision of this Agreement, and, with respect to any Mortgage Loan or REO Property, will continue through the last Monthly Payment due


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

     prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including REO Disposition proceeds, Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; provided that, notwithstanding anything herein to the contrary, no Monthly Advance shall be required to be made hereunder by the Seller if such Monthly Advance would, if made, constitute a Nonrecoverable Monthly Advance. The determination by the Seller that it has made a Nonrecoverable Monthly Advance or that any proposed Monthly Advance, if made, would constitute a Nonrecoverable Monthly Advance, shall be evidenced by an Officers' Certificate delivered to the Purchaser and Master Servicer."

          (k) The Assignor, Assignee and Company hereby amend Section 11.24 of the Servicing Addendum to the Agreement, by deleting such section in its entirety and replacing it with the following:

          Section 11.24 Servicer Compliance Statement. On or before March 1 of each calendar year, commencing in 2008, the Seller shall deliver to the Purchaser, any Master Servicer and any Depositor a statement of compliance addressed to the Purchaser, such Master Servicer and such Depositor and signed by an authorized officer of the Seller, to the effect that (i) a review of the Seller's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Seller has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

          (l) The Assignor, Assignee and Company hereby amend Section 11.25 of the Servicing Addendum to the Agreement, by deleting such section in its entirety and replacing it with the following:

          "Section 11.25 [Reserved]."

          (m) The Assignor, Assignee and Company hereby amend the Servicing Addendum to the Agreement by adding the following paragraphs immediately after
Section 11.31 of such Servicing Addendum to the Agreement:

          "Section 11.32. Report on Assessment of Compliance and Attestation.

          (a) On or before March 1 of each calendar year, commencing in 2008, the Seller shall:

               (i) deliver to the Purchaser, any Master Servicer and any Depositor a report (in form and substance reasonably satisfactory to the Purchaser, such Master Servicer and such Depositor) regarding the Seller's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser, such Master Servicer and such Depositor and signed by an authorized officer of the Seller, and shall address each of the "Applicable Servicing Criteria" specified on Attachment 7 to the Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007 among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc., and the Seller;

               (ii) deliver to the Purchaser, any Master Servicer and any Depositor a report of a registered public accounting firm reasonably acceptable to the Purchaser, such Master Servicer and such Depositor that attests to, and reports on, the assessment of compliance made by the Seller and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

               (iii) cause each Subservicer, and each Subcontractor determined by the Seller pursuant to Section 11.33(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB and deliver to the Purchaser, any Master Servicer and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this Section; and

               (iv) deliver, and cause each Subservicer and Subcontractor described in clause (iii) to provide, to the Purchaser, any Depositor, any Master Servicer and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to
          Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of the Seller, in the form attached as Attachment 6 to the Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007 among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc., and the Seller.

     The Seller acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Seller pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

          (b) Each assessment of compliance provided by a Subservicer pursuant to Section 11.32(a)(i) shall address each of the Servicing Criteria specified on a certification, substantially in the form of Attachment 7 to the Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007 among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc., and the Seller, delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section

     11.32(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Seller pursuant to Section 11.33.

     Section 11.33. Use of Subservicers and Subcontractors.

          The Seller shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Seller as servicer under this Agreement or any Reconstitution Agreement unless the Seller complies with the provisions of paragraph (a) of this Section. The Seller shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Seller as servicer under this Agreement or any Reconstitution Agreement unless the Seller complies with the provisions of paragraph (b) of this Section.

          (a) It shall not be necessary for the Seller to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subservicer. The Seller shall cause any Subservicer used by the Seller (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section, Section 11.24 and 11.32 and Subsections 12.03, 12.04(c), (e), (f) and (g), and 12.05 of the Agreement to the same extent as if such Subservicer were the Seller, and to provide the information required with respect to such Subservicer under Subsection 12.04(d) of this Agreement. The Seller shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 11.24, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 11.32 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 11.32 as and when required to be delivered.

          (b) It shall not be necessary for the Seller to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subcontractor. The Seller shall promptly upon request provide to the Purchaser, any Master Servicer and any Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance satisfactory to the Purchaser, such Depositor and such Master Servicer) of the role and function of each Subcontractor utilized by the Seller or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

          As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Seller shall cause any such Subcontractor used by the Seller (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Section 11.32 and Subsection
     12.05 of the Agreement to the same extent as if such Subcontractor were the Seller. The Seller shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation and the other certifications required to be delivered by such Subservicer and such Subcontractor under Section 11.32, in each case as and when required to be delivered."

          (n) The Assignor, Assignee and Company hereby amend the first paragraph of Section 12 of the Agreement by adding the section reference "Subsection 12.01" at the beginning thereof.

          (o) The Assignor, Assignee and Company hereby amend Section 12 of the Agreement by adding to the following paragraphs at the end of such Section 12:

          "Subsection 12.02. Intent of the Parties; Reasonableness.

          The Purchaser and the Seller acknowledge and agree that the purpose of Subsections 12.02 through 12.06 of this Agreement or Sections 11.24, 11.32 or 11.33 of the Servicing Addendum to this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder. The Seller acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Seller shall cooperate fully with the Purchaser and any Master Servicer to deliver to the Purchaser (including any of its assignees or designees), any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser, the Master Servicer or any Depositor to permit the Purchaser, such Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Seller, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

          Subsection 12.03. Additional Representations and Warranties of the Seller.

          (a) The Seller hereby represents to the Purchaser, to any Master Servicer and to any Depositor, as of the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under Subsection 12.04 that, except as disclosed in writing to the Purchaser, such Master Servicer or such Depositor prior to such date: (i) the Seller is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Seller; (ii) the Seller has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Seller as servicer has been disclosed or reported by the Seller; (iv) no material changes to the Seller's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Seller's financial condition that could have a material adverse effect on the performance by the Seller of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Seller, any Subservicer or any Third-Party Originator; and
     (vii) there are no affiliations, relationships or transactions relating to the Seller, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

          (b) If so requested by the Purchaser, any Master Servicer or any Depositor on any date following the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under Subsection 12.04, the Seller shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

          Subsection 12.04. Information to Be Provided by the Seller.

          In connection with any Securitization Transaction the Seller shall (i) within five Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs
     (a), (b), (c), (f) and (g) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Seller, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (d) of this Section.

          (a) If so requested by the Purchaser or any Depositor, the Seller shall provide such information regarding (i) the Seller, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party Originator, and (iii) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

               (i) the originator's form of organization;

               (ii) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

               (iii) a description of any material legal or governmental proceedings that, in the good faith judgment of the Purchaser or any Depositor, would be material to holders of securities in a Securitization Transaction, pending (or known to be contemplated) against the Seller, each Third-Party Originator and each Subservicer; and

               (iv) a description of any affiliation or relationship between the Seller, each Third-Party Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Seller by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

               (1) the sponsor;
               (2) the depositor;
               (3) the issuing entity;
               (4) any servicer;
               (5) any trustee;
               (6) any originator;
               (7) any significant obligor;
               (8) any enhancement or support provider; and
               (9) any other material transaction party.

          (b) If so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) serviced by the Servicer or any Third-Party Originator and originated by (i) the Seller, if the Seller is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each Third-Party Originator. Such Static Pool Information shall be prepared by the Seller (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB for the period of time the Servicer (or Third-Party Originator) serviced such mortgage loans; provided, however, that the Servicer shall not be required to provide Static Pool Information with respect to mortgage loans originated prior to February 1, 2006 pursuant to Item 1105(f) of Regulation AB so long as the Servicer represents in writing to the Purchaser or any Depositor, as applicable, that such Static Pool Information is unknown and not available to the Servicer without unreasonable effort or expense. To the extent that there is reasonably available to the Seller (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Seller, and need not be customized for the Purchaser or any Depositor. Such Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable.

          If so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such statements and agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after February 1, 2006 or, in the case of Static Pool Information with respect to the Seller's or Third-Party Originator's originations or purchases, to calendar months commencing February 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such statements and letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

          (c) If so requested by the Purchaser or any Depositor, the Seller shall provide such information regarding the Seller, as servicer of the Mortgage Loans, and each Subservicer (each of the Seller and each Subservicer, for purposes of this paragraph, a "Servicer"), as is reasonably requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

               (i) the Servicer's form of organization;

               (ii) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the

          Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

               (1) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

               (2) the extent of outsourcing the Servicer utilizes;

               (3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

               (4) whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

               (5) such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

               (iii) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

               (iv) information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Seller of its servicing obligations under this Agreement or any Reconstitution Agreement;

               (v) information regarding advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

               (vi) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

               (vii) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts;

               (viii) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience; and

               (ix) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Servicer; and

               (x) a description of any affiliation or relationship between the Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

               (1) the sponsor;
               (2) the depositor;
               (3) the issuing entity;
               (4) any servicer;
               (5) any trustee;
               (6) any originator;
               (7) any significant obligor;
               (8) any enhancement or support provider; and
               (9) any other material transaction party.

          (d) For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Seller shall (or shall cause each Subservicer and Third-Party Originator to) (i) provide prompt notice to the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings that would be material to holders of securities in Securitization Transaction involving the Seller, any Subservicer or any Third-Party Originator, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Seller, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Seller, and
     (E) the Seller's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Seller's obligations under this

     Agreement or any Reconstitution Agreement and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

          (e) As a condition to the succession to the Seller or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Seller or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Seller or any Subservicer, the Seller shall provide to the Purchaser, any Master Servicer, and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

          (f) In addition to such information as the Seller, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Seller or any Subservicer, the Seller or such Subservicer, as applicable, shall, to the extent the Seller or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

               (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

               (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation
          AB); and

               (iii) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

          (g) The Seller shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Seller or any Subservicer or the Seller or such Subservicer's performance hereunder.

          Subsection 12.05. Indemnification; Remedies.

          (a) The Seller shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person (including, but not limited to, any Master Servicer if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

               (i)(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants' letter or other material provided under any of Subsections 12.02 through 12.06 of this Agreement or Sections 11.24,
          11.32 or 11.33 of the Servicing Addendum to this Agreement by or on behalf of the Seller, or provided under any of Subsections 12.02 through 12.06 of this Agreement or Sections 11.24, 11.32 or 11.33 of the Servicing Addendum to this Agreement by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Seller Information"), or (B) the omission or alleged omission to state in the Seller Information a material fact required to be stated in the Seller Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Seller Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Seller Information or any portion thereof is presented together with or separately from such other information;

               (ii) any breach by the Seller of its obligations under Subsections 12.02 through 12.06 of this Agreement or Sections 11.24,
          11.32 or 11.33 of the Servicing Addendum to this Agreement, including particularly any failure by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under Subsections 12.02 through 12.06 of this Agreement or Sections 11.24, 11.32 or 11.33 of the Servicing Addendum to this Agreement, including any failure by the Seller to identify pursuant to Section 11.33(b) of the Servicing Addendum of this Agreement any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

               (iii) any breach by the Seller of a representation or warranty set forth in Subsection 12.03(a) or in a writing furnished pursuant to Subsection 12.03(b) and made as of a date prior to the closing date of the related Securitization

          Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Subsection 12.03(b) to the extent made as of a date subsequent to such closing date; or

               (iv) the negligence, bad faith or willful misconduct of the Seller in connection with its performance under Subsections 12.02 through 12.06 of this Agreement or Sections 11.24, 11.32 or 11.33 of the Servicing Addendum to this Agreement.

          If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Seller agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Seller on the other.

          In the case of any failure of performance described in clause (a)(ii) of this Section, the Seller shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator.

          This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

          (b) (i) Any failure by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under any of Subsections 12.02 through 12.06 of this Agreement or Sections 11.24, 11.32 or 11.33 of the Servicing Addendum to this Agreement, or any breach by the Seller of a representation or warranty set forth in Subsection 12.03(a) or in a writing furnished pursuant to Subsection 12.03(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Subsection 12.03(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Seller

     (and if the Seller is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

               (ii) Any failure by the Seller, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 11.24 or 11.32 of the Servicing Addendum to this Agreement, including any failure by the Seller to identify pursuant to Section 11.33(b) of the Servicing Addendum to this Agreement any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Seller; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

               (iii) The Seller shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Seller as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

          (c) The Purchaser and each Person who controls the Purchaser shall indemnify the Seller, each affiliate of the Seller, each Person who controls any of such parties or the Seller (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Seller, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

               (i) any untrue statement of a material fact contained or alleged to be contained in any offering materials related to a Securitization Transaction, including without limitation the registration statement, prospectus, prospectus supplement, any private placement memorandum, any offering circular, any computational materials, and any amendments or supplements to the foregoing (collectively, the "Securitization Materials"); or

               (ii) the omission or alleged omission to state in the Securitization Materials a material fact required to be stated in the Securitization Materials or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is other than a statement or omission arising out of, resulting from, or based upon the Seller Information.

          Subsection 12.06. Third Party Beneficiary.

          For purposes of Subsections 12.02 through 12.06 of this Agreement or Sections 11.24, 11.32 or 11.33 of the Servicing Addendum to this Agreement and any related provisions thereto, each Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement."

          (p) The Assignor, Assignee and Seller hereby amend Section 14.01 of the Agreement by deleting such section in its entirety and replacing it with the following:

          "Subsection 14.01 Additional Indemnification by the Seller.

               (a) In addition to the indemnification provided in Subsection
     7.03 of the Agreement, the Seller shall indemnify the Purchaser and hold the Purchaser harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Seller to perform its obligations under this Agreement, including but not limited to its obligation to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section 12, unless such failure is due to the Purchaser's willful misconduct or gross negligence.

               (b) The Seller shall indemnify and hold harmless the Master Servicer and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Seller or any of its officers, directors, agents or affiliates of its obligations under Attachment 6 to the Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007 among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc., and the Seller or the negligence, bad faith or willful misconduct of the Seller in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Seller agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Seller on the other in connection with a breach of the Servicer's obligations under Attachment 6 to the Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007 among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc., and the Seller or the Seller's negligence, bad faith or willful misconduct in connection therewith."

Miscellaneous

     8. All demands, notices and communications related to the Assigned Loans, the Agreement and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

          a.   In the case of Company,

               GreenPoint Mortgage Funding, Inc.
               100 Wood Hollow Drive
               Novato, California 94945
               Attention: Susan Davia

          b.   In the case of Assignor,

               Merrill Lynch Mortgage Lending, Inc.
               World Financial Center
               North Tower
               New York, New York 10281
               Attention: MANA 2007-A1

          c.   In the case of Assignee,

               Merrill Lynch Mortgage Investors, Inc.
               4 World Financial Center, 10th Floor
               New York, New York 10281
               Attention: MANA 2007-A1

          d.   In the case of Master Servicer,

               Wells Fargo Bank, N.A.
               9062 Old Annapolis Road
               Columbia, Maryland 21045
               Attention: MANA 2007-A1

     9. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     10. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     11. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively hereunder.

     12. This AAR Agreement shall survive the conveyance of the Assigned Loans as contemplated in this AAR Agreement.

     13. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     14. In the event that any provision of this AAR Agreement conflicts with any provision of the Agreements with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

     15. Each party will pay any commissions it has incurred and the Assignor shall pay the fees of its attorneys and reimburse the Company for all out-of-pocket expenses, including attorney's fees, incurred by the Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

     16. For purposes of this AAR Agreement only, the Master Servicer shall be considered a third party beneficiary, entitled to all the rights and benefits accruing to any Master Servicer as set forth herein as if it were a direct party to this AAR Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

MERRILL LYNCH MORTGAGE LENDING, INC.
Assignor


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


MERRILL LYNCH MORTGAGE INVESTORS,
INC.
Assignee


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


GREENPOINT MORTGAGE FUNDING, INC.
Company


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


ACKNOWLEDGED AND AGREED:

WELLS FARGO BANK, N.A.
Master Servicer


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                  ATTACHMENT l

                             ASSIGNED LOAN SCHEDULE

                            [INTENTIONALLY OMITTED]

                                  ATTACHMENT 2

             MASTER MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT,
                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                            [INTENTIONALLY OMITTED]

                                  ATTACHMENT 3

                            MONTHLY REMITTANCE ADVICE

                                                                                                                                 MAX
COLUMN NAME                                 DESCRIPTION                     DECIMAL                 FORMAT COMMENT              SIZE
-----------              ------------------------------------------------   -------   ---------------------------------------   ----
SER_INVESTOR_NBR         A value assigned by the Servicer to define a                 Text up to 10 digits                       20
                         group of loans.

LOAN_NBR                 A unique identifier assigned to each loan by the             Text up to 10 digits                       10
                         investor.

SERVICER_LOAN_NBR        A unique number assigned to a loan by the                    Text up to 10 digits                       10
                         Servicer. This may be different than the
                         LOAN_NBR.

BORROWER_NAME            The borrower name as received in the file. It is             Maximum length of 30 (Last, First)         30
                         not separated by first and last name.

SCHED_PAY_AMT            Scheduled monthly principal and scheduled             2      No commas(,) or dollar signs ($)           11
                         interest payment that a borrower is expected to
                         pay, P&I constant.

NOTE_INT_RATE            The loan interest rate as reported by the             4      Max length of 6                             6
                         Servicer.

NET_INT_RATE             The loan gross interest rate less the service         4      Max length of 6                             6
                         fee rate as reported by the Servicer.

SERV_FEE_RATE            The servicer's fee rate for a loan as reported        4      Max length of 6                             6
                         by the Servicer.

SERV_FEE_AMT             The servicer's fee amount for a loan as reported      2      No commas(,) or dollar signs ($)           11
                         by the Servicer.

NEW_PAY_AMT              The new loan payment amount as reported by the        2      No commas(,) or dollar signs ($)           11
                         Servicer.

NEW_LOAN_RATE            The new loan rate as reported by the Servicer.        4      Max length of 6                             6

ARM_INDEX_RATE           The index the Servicer is using to calculate a        4      Max length of 6                             6
                         forecasted rate.

ACTL_BEG_PRIN_BAL        The borrower's actual principal balance at the        2      No commas(,) or dollar signs ($)           11
                         beginning of the processing cycle.

ACTL_END_PRIN_BAL        The borrower's actual principal balance at the        2      No commas(,) or dollar signs ($)           11
                         end of the processing cycle.

BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle that the             MM/DD/YYYY                                 10
                         borrower's next payment is due to the Servicer,
                         as reported by Servicer.

SERV_CURT_AMT_1          The first curtailment amount to be applied.           2      No commas(,) or dollar signs ($)           11

SERV_CURT_DATE_1         The curtailment date associated with the first               MM/DD/YYYY                                 10
                         curtailment amount.

CURT_ADJ_ AMT_1          The curtailment interest on the first                 2      No commas(,) or dollar signs ($)           11
                         curtailment amount, if applicable.

SERV_CURT_AMT_2          The second curtailment amount to be applied.          2      No commas(,) or dollar signs ($)           11

SERV_CURT_DATE_2         The curtailment date associated with the second              MM/DD/YYYY                                 10
                         curtailment amount.

CURT_ADJ_ AMT_2          The curtailment interest on the second                2      No commas(,) or dollar signs ($)           11
                         curtailment amount, if applicable.

SERV_CURT_AMT_3          The third curtailment amount to be applied.           2      No commas(,) or dollar signs ($)           11

SERV_CURT_DATE_3         The curtailment date associated with the third               MM/DD/YYYY                                 10
                         curtailment amount.

CURT_ADJ_AMT_3           The curtailment interest on the third                 2      No commas(,) or dollar signs ($)           11
                         curtailment amount, if applicable.

PIF_AMT                  The loan "paid in full" amount as reported by         2      No commas(,) or dollar signs ($)           11
                         the Servicer.

PIF_DATE                 The paid in full date as reported by the                     MM/DD/YYYY                                 10
                         Servicer.

ACTION_CODE              The standard FNMA numeric code used to indicate              Action Code Key: 15=Bankruptcy,             2
                         the default/delinquent status of a particular                30=Foreclosure, , 60=PIF,
                         loan.                                                        63=Substitution,
                                                                                      65=Repurchase,70=REO

INT_ADJ_AMT              The amount of the interest adjustment as              2      No commas(,) or dollar signs ($)           11
                         reported by the Servicer.

SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount, if          2      No commas(,) or dollar signs ($)           11
                         applicable.

NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if applicable.       2      No commas(,) or dollar signs ($)           11

LOAN_LOSS_AMT            The amount the Servicer is passing as a loss, if      2      No commas(,) or dollar signs ($)           11
                         applicable.

SCHED_BEG_PRIN_BAL       The scheduled outstanding principal amount due        2      No commas(,) or dollar signs ($)           11
                         at the beginning of the cycle date to be passed
                         through to investors.

SCHED_END_PRIN_BAL       The scheduled principal balance due to investors      2      No commas(,) or dollar signs ($)           11
                         at the end of a processing cycle.

SCHED_PRIN_AMT           The scheduled principal amount as reported by         2      No commas(,) or dollar signs ($)           11
                         the Servicer for the current cycle -- only
                         applicable for Scheduled/Scheduled Loans.

SCHED_NET_INT            The scheduled gross interest amount less the          2      No commas(,) or dollar signs ($)           11
                         service fee amount for the current cycle as
                         reported by the Servicer -- only applicable for
                         Scheduled/Scheduled Loans.

ACTL_PRIN_AMT            The actual principal amount collected by the          2      No commas(,) or dollar signs ($)           11
                         Servicer for the current reporting cycle -- only
                         applicable for Actual/Actual Loans.

ACTL_NET_INT             The actual gross interest amount less the             2      No commas(,) or dollar signs ($)           11
                         service fee amount for the current reporting
                         cycle as reported by the Servicer -- only
                         applicable for Actual/Actual Loans.

PREPAY_PENALTY_AMT       The penalty amount received when a borrower           2      No commas(,) or dollar signs ($)           11
                         prepays on his loan as reported by the Servicer.

PREPAY_PENALTY_WAIVED    The prepayment penalty amount for the loan            2      No commas(,) or dollar signs ($)           11
                         waived by the servicer.

MOD_DATE                 The Effective Payment Date of the Modification               MM/DD/YYYY                                 10
                         for the loan.

MOD_TYPE                 The Modification Type.                                       Varchar - value can be alpha or            30
                                                                                      numeric

DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and interest        2      No commas(,) or dollar signs ($)           11
                         advances made by Servicer.

                                  ATTACHMENT 4

                       REPORTING DATA FOR DEFAULTED LOANS

EXHIBIT : STANDARD FILE LAYOUT - DELINQUENCY REPORTING

* The column/header names in BOLD are the minimum fields Wells Fargo must receive from every Servicer

COLUMN/HEADER NAME                                   DESCRIPTION                   DECIMAL               FORMAT COMMENT
------------------               -----------------------------------------------   -------   ---------------------------------------
SERVICER_LOAN_NBR

                                 A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR

LOAN_NBR A unique identifier assigned to each loan by the originator.

CLIENT_NBR                       Servicer Client Number

SERV_INVESTOR_NBR                Contains a unique number as assigned by an
                                 external servicer to identify a group of loans
                                 in their system.

BORROWER_FIRST_NAME              First Name of the Borrower.

BORROWER_LAST_NAME               Last name of the borrower.

PROP_ADDRESS                     Street Name and Number of Property

PROP_STATE                       The state where the  property located.

PROP_ZIP                         Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE           The date that the borrower's next payment is                MM/DD/YYYY
                                 due to the servicer at the end of processing
                                 cycle, as reported by Servicer.

LOAN_TYPE                        Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE            The date a particular bankruptcy claim was                  MM/DD/YYYY
                                 filed.

BANKRUPTCY_CHAPTER_CODE          The chapter under which the bankruptcy was
                                 filed.

BANKRUPTCY_CASE_NBR              The case number assigned by the court to the
                                 bankruptcy filing.

POST_PETITION_DUE_DATE           The payment due date once the bankruptcy has                MM/DD/YYYY
                                 been approved by the courts

BANKRUPTCY_DCHRG_DISM_DATE       The Date The Loan Is Removed From Bankruptcy.               MM/DD/YYYY
                                 Either by Dismissal, Discharged and/or a Motion
                                 For Relief Was Granted.

LOSS_MIT_APPR_DATE               The Date The Loss Mitigation Was Approved By                MM/DD/YYYY
                                 The Servicer

LOSS_MIT_TYPE                    The Type Of Loss Mitigation Approved For A Loan
                                 Such As;

LOSS_MIT_EST_COMP_DATE           The Date The Loss Mitigation /Plan Is Scheduled             MM/DD/YYYY
                                 To End/Close

LOSS_MIT_ACT_COMP_DATE           The Date The Loss Mitigation Is Actually                    MM/DD/YYYY
                                 Completed

FRCLSR_APPROVED_DATE             The date DA Admin sends a letter to the                     MM/DD/YYYY
                                 servicer with instructions to begin foreclosure
                                 proceedings.

ATTORNEY_REFERRAL_DATE           Date File Was Referred To Attorney to Pursue                MM/DD/YYYY
                                 Foreclosure

FIRST_LEGAL_DATE                 Notice of 1st legal filed by an Attorney in a               MM/DD/YYYY
                                 Foreclosure Action

FRCLSR_SALE_EXPECTED_DATE        The date by which a foreclosure sale is                     MM/DD/YYYY
                                 expected to occur.

FRCLSR_SALE_DATE                 The actual date of the foreclosure sale.                    MM/DD/YYYY

FRCLSR_SALE_AMT                  The amount a property sold for at the                 2     No commas(,) or dollar signs ($)
                                 foreclosure sale.

EVICTION_START_DATE              The date the servicer initiates eviction of the             MM/DD/YYYY
                                 borrower.

EVICTION_COMPLETED_DATE          The date the court revokes legal possession of              MM/DD/YYYY
                                 the property from the borrower.

LIST_PRICE                       The price at which an REO property is marketed.       2     No commas(,) or dollar signs ($)

LIST_DATE                        The date an REO property is listed at a                     MM/DD/YYYY
                                 particular price.

OFFER_AMT                        The dollar value of an offer for an REO               2     No commas(,) or dollar signs ($)
                                 property.

OFFER_DATE_TIME                  The date an offer is received by DA Admin or by             MM/DD/YYYY
                                 the Servicer.

REO_CLOSING_DATE                 The date the REO sale of the property is                    MM/DD/YYYY
                                 scheduled to close.

REO_ACTUAL_CLOSING_DATE          Actual Date Of REO Sale                                     MM/DD/YYYY

OCCUPANT_CODE                    Classification of how the property is occupied.

PROP_CONDITION_CODE              A code that indicates the condition of the
                                 property.

PROP_INSPECTION_DATE             The date a property inspection is performed.                MM/DD/YYYY

APPRAISAL_DATE                   The date the appraisal was done.                            MM/DD/YYYY

CURR_PROP_VAL                    The current "as is" value of the property based       2
                                 on brokers price opinion or appraisal.

REPAIRED_PROP_VAL                The amount the property would be worth if             2
                                 repairs are completed pursuant to a broker's
                                 price opinion or appraisal.

IF APPLICABLE:

DELINQ_STATUS_CODE               FNMA Code Describing Status of Loan

DELINQ_REASON_CODE               The circumstances which caused a borrower to
                                 stop paying on a loan. Code indicates the
                                 reason why the loan is in default for this
                                 cycle.

MI_CLAIM_FILED_DATE              Date Mortgage Insurance Claim Was Filed With                MM/DD/YYYY
                                 Mortgage Insurance Company.

MI_CLAIM_AMT                     Amount of Mortgage Insurance Claim Filed                    No commas(,) or dollar signs ($)

MI_CLAIM_PAID_DATE               Date Mortgage Insurance Company Disbursed Claim             MM/DD/YYYY
                                 Payment

MI_CLAIM_AMT_PAID                Amount Mortgage Insurance Company Paid On Claim       2     No commas(,) or dollar signs ($)

POOL_CLAIM_FILED_DATE            Date Claim Was Filed With Pool Insurance                    MM/DD/YYYY
                                 Company

POOL_CLAIM_AMT                   Amount of Claim Filed With Pool Insurance             2     No commas(,) or dollar signs ($)
                                 Company

POOL_CLAIM_PAID_DATE             Date Claim Was Settled and The Check Was Issued             MM/DD/YYYY
                                 By The Pool Insurer

POOL_CLAIM_AMT_PAID              Amount Paid On Claim By Pool Insurance Company        2     No commas(,) or dollar signs ($)

FHA_PART_A_CLAIM_FILED_DATE      Date FHA Part A Claim Was Filed With HUD                    MM/DD/YYYY

FHA_PART_A_CLAIM_AMT             Amount of FHA Part A Claim Filed                      2     No commas(,) or dollar signs ($)

FHA_PART_A_CLAIM_PAID_DATE       Date HUD Disbursed Part A Claim Payment                     MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT        Amount HUD Paid on Part A Claim                       2     No commas(,) or dollar signs ($)

FHA_PART_B_CLAIM_FILED_DATE      Date FHA Part B Claim Was Filed With HUD                    MM/DD/YYYY

FHA_PART_B_CLAIM_AMT             Amount of FHA Part B Claim Filed                      2     No commas(,) or dollar signs ($)

FHA_PART_B_CLAIM_PAID_DATE       Date HUD Disbursed Part B Claim Payment                     MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT        Amount HUD Paid on Part B Claim                       2     No commas(,) or dollar signs ($)

VA_CLAIM_FILED_DATE              Date VA Claim Was Filed With the Veterans Admin             MM/DD/YYYY

VA_CLAIM_PAID_DATE               Date Veterans Admin. Disbursed VA Claim Payment             MM/DD/YYYY

VA_CLAIM_PAID_AMT                Amount Veterans Admin. Paid on VA Claim               2     No commas(,) or dollar signs ($)

MOTION_FOR_RELIEF_DATE           The date the Motion for Relief was filed             10     MM/DD/YYYY

FRCLSR_BID_AMT                   The foreclosure sale bid amount                      11     No commas(,) or dollar signs ($)

FRCLSR_SALE_TYPE                 The foreclosure sales results: REO, Third
                                 Party, Conveyance to HUD/VA

REO_PROCEEDS                     The net proceeds from the sale of the REO                   No commas(,) or dollar signs ($)
                                 property.

BPO_DATE                         The date the BPO was done.

CURRENT_FICO                     The current FICO score

HAZARD_CLAIM_FILED_DATE          The date the Hazard Claim was filed with the         10     MM/DD/YYYY
                                 Hazard Insurance Company.

HAZARD_CLAIM_AMT                 The amount of the Hazard Insurance Claim filed.      11     No commas(,) or dollar signs ($)

HAZARD_CLAIM_PAID_DATE           The date the Hazard Insurance Company disbursed      10     MM/DD/YYYY
                                 the claim payment.

HAZARD_CLAIM_PAID_AMT            The amount the Hazard Insurance Company paid on      11     No commas(,) or dollar signs ($)
                                 the claim.

ACTION_CODE                      Indicates loan status                                       Number

NOD_DATE                                                                                     MM/DD/YYYY

NOI_DATE                                                                                     MM/DD/YYYY

ACTUAL_PAYMENT_PLAN_START_DATE                                                               MM/DD/YYYY

ACTUAL_PAYMENT_ PLAN_END_DATE

ACTUAL_REO_START_DATE                                                                        MM/DD/YYYY

REO_SALES_PRICE                                                                              Number

REALIZED_LOSS/GAIN               As defined in the Servicing Agreement                       Number

STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     -    ASUM- Approved Assumption

     -    BAP- Borrower Assistance Program

     -    CO- Charge Off

     -    DIL- Deed-in-Lieu

     -    FFA- Formal Forbearance Agreement

     -    MOD- Loan Modification

     -    PRE- Pre-Sale

     -    SS- Short Sale

     -    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     -    Mortgagor

     -    Tenant

     -    Unknown

     -    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     -    Damaged

     -    Excellent

     -    Fair

     -    Gone

     -    Good

     -    Poor

     -    Special Hazard

     -    Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY
    CODE      DELINQUENCY DESCRIPTION
-----------   -----------------------
001           FNMA-Death of principal mortgagor
002           FNMA-Illness of principal mortgagor
003           FNMA-Illness of mortgagor's family member
004           FNMA-Death of mortgagor's family member
005           FNMA-Marital difficulties
006           FNMA-Curtailment of income
007           FNMA-Excessive Obligation
008           FNMA-Abandonment of property
009           FNMA-Distant employee transfer
011           FNMA-Property problem
012           FNMA-Inability to sell property
013           FNMA-Inability to rent property
014           FNMA-Military Service
015           FNMA-Other
016           FNMA-Unemployment
017           FNMA-Business failure
019           FNMA-Casualty loss
022           FNMA-Energy environment costs
023           FNMA-Servicing problems
026           FNMA-Payment adjustment
027           FNMA-Payment dispute
029           FNMA-Transfer of ownership pending
030           FNMA-Fraud
031           FNMA-Unable to contact borrower
INC           FNMA-Incarceration

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS
 CODE    STATUS DESCRIPTION
------   ------------------
09       Forbearance
17       Pre-foreclosure Sale Closing Plan Accepted
24       Government Seizure
26       Refinance
27       Assumption
28       Modification
29       Charge-Off
30       Third Party Sale
31       Probate
32       Military Indulgence
43       Foreclosure Started
44       Deed-in-Lieu Started
49       Assignment Completed
61       Second Lien Considerations
62       Veteran's Affairs-No Bid
63       Veteran's Affairs-Refund
64       Veteran's Affairs-Buydown
65       Chapter 7 Bankruptcy
66       Chapter 11 Bankruptcy
67       Chapter 13 Bankruptcy

                                  ATTACHMENT 5

                      REALIZED LOSS CALCULATION INFORMATION

CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

     NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.

     (d)

     (e)  The numbers on the 332 form correspond with the numbers listed below.

     LIQUIDATION AND ACQUISITION EXPENSES:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. Required documentation:

          * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

          *    For escrow advances - complete payment history

               (to calculate advances from last positive escrow balance forward)

          * Other expenses - copies of corporate advance history showing all payments

          *    REO repairs > $1500 require explanation

          *    REO repairs >$3000 require evidence of at least 2 bids.

          * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

          *    Unusual or extraordinary items may require further documentation.

     13.  The total of lines 1 through 12.

     (f)  CREDITS:

     14-21. Complete as applicable. Required documentation:

          * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

          *    Copy of EOB for any MI or gov't guarantee

          *    All other credits need to be clearly defined on the 332 form

     22.  The total of lines 14 through 21.

     Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

     TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis (_____).

CALCULATION OF REALIZED LOSS/GAIN FORM 332

Prepared by: ________________________            Date: _________________________
      Phone: ________________________   Email Address: _________________________

Servicer Loan No.   Servicer Name   Servicer Address
-----------------   -------------   ----------------


WELLS FARGO BANK, N.A. LOAN NO. _____________________

Borrower's Name: _______________________________________________________________
Property Address: ______________________________________________________________

LIQUIDATION TYPE: REO SALE    3RD PARTY SALE    SHORT SALE    CHARGE OFF

WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN   YES [ ]   NO [ ]

If "Yes", provide deficiency or cramdown amount ________________________________

LIQUIDATION AND ACQUISITION EXPENSES:

(1)  Actual Unpaid Principal Balance of Mortgage Loan       $______________(1)

(2)  Interest accrued at Net Rate                           _______________(2)

(3)  Accrued Servicing Fees                                 _______________(3)

(4)  Attorney's Fees                                        _______________(4)

(5)  Taxes (see page 2)                                     _______________(5)

(6)  Property Maintenance                                   _______________(6)

(7)  MI/Hazard Insurance Premiums (see page 2)              _______________(7)

(8)  Utility Expenses                                       _______________(8)

(9)  Appraisal/BPO                                          _______________(9)

(10) Property Inspections                                   _______________(10)

(11) FC Costs/Other Legal Expenses                          _______________(11)

(12) Other (itemize)                                        _______________(12)

     Cash for Keys __________________________               _______________(12)

     HOA/Condo Fees _______________________                 _______________(12)

     ______________________________________                 _______________(12)

     TOTAL EXPENSES                                         $______________(13)

CREDITS:

(14) Escrow Balance                                         $______________(14)

(15) HIP Refund                                             _______________(15)

(16) Rental Receipts                                        _______________(16)

(17) Hazard Loss Proceeds                                   _______________(17)

(18) Primary Mortgage Insurance / Gov't Insurance

HUD Part A                                                  _______________(18a)

HUD Part B                                                  _______________(18b)

(19) Pool Insurance Proceeds                                 _______________(19)

(20) Proceeds from Sale of Acquired Property                 _______________(20)

(21) Other (itemize)                                         _______________(21)
     _________________________________________               _______________(21)

     TOTAL CREDITS                                           $______________(22)

TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                      $______________(23)

ESCROW DISBURSEMENT DETAIL

   TYPE                   PERIOD OF
(TAX /INS.)   DATE PAID    COVERAGE   TOTAL PAID   BASE AMOUNT   PENALTIES   INTEREST
-----------   ---------   ---------   ----------   -----------   ---------   --------


                                  ATTACHMENT 6

                          FORM OF ANNUAL CERTIFICATION

     Re: The [__________] agreement dated as of [__________l, 200[_] (the
         "Agreement"), among [IDENTIFY PARTIES]

     I, ____________________________, the _______________________ of [NAME OF
COMPANY] (the "Company"), certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

The Compliance Statement required to be delivered by the Company pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                        Date: _________________________

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                  ATTACHMENT 7

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

     The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

                                               SERVICING CRITERIA
---------------------------------------------------------------------------------------------------------------
                                                                                                    APPLICABLE
                                                                                                     SERVICING
    REFERENCE                                         CRITERIA                                       CRITERIA
----------------   -----------------------------------------------------------------------------   ------------
                                            GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to monitor any performance or other
                   triggers and events of default in accordance with the transaction agreements.         X

1122(d)(1)(ii)     If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's
                   performance and compliance with such servicing activities.                            X

1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms
                   of the transaction agreements.                                                        X

                                         CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction
                   agreements.                                                                           X

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor or to an
                   investor are made only by authorized personnel.                                       X

1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are
                   made, reviewed and approved as specified in the transaction agreements.               X

1122(d)(2)(iv)     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
                   transaction agreements.                                                               X

1122(d)(2)(v)      Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that
                   meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.            X

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized access.                 X

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other

                                               SERVICING CRITERIA
---------------------------------------------------------------------------------------------------------------
                                                                                                    APPLICABLE
                                                                                                     SERVICING
    REFERENCE                                         CRITERIA                                       CRITERIA
----------------   -----------------------------------------------------------------------------   ------------
                   number of days specified in the transaction agreements.                               X

                                         INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable
                   Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of
                   mortgage loans serviced by the Servicer.                                              X

1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the
                   transaction agreements.                                                               X

1122(d)(3)(iii)    Disbursements made to an investor are posted within two business days to the
                   Servicer's investor records, or such other number of days specified in the
                   transaction agreements.                                                               X

1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree with cancelled
                   checks, or other form of payment, or custodial bank statements.                       X

                                             POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as required by the
                   transaction agreements or related mortgage loan documents.                            X

1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as required by the
                   transaction agreements.                                                               X

1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the
                   transaction agreements.                                                               X

1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the
                   related mortgage loan documents.                                                      X

1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree with the Servicer's
                   records with respect to an obligor's unpaid principal balance.                        X

1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's mortgage loans
                   (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and
                   related pool asset documents.                                                         X

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the
                   timeframes or other requirements established by the transaction agreements.           X

1122(d)(4)(viii)   Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements.
                   Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed
                   temporary (e.g., illness or unemployment).                                            X

                                               SERVICING CRITERIA
---------------------------------------------------------------------------------------------------------------
                                                                                                    APPLICABLE
                                                                                                     SERVICING
    REFERENCE                                         CRITERIA                                       CRITERIA
----------------   -----------------------------------------------------------------------------   ------------
1122(d)(4)(ix)     Adjustments to interest rates or rates of return for mortgage loans with
                   variable rates are computed based on the related mortgage loan documents.             X

1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as escrow accounts):
                   (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days
                   specified in the transaction agreements.                                              X

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction
                   agreements.                                                                           X

1122(d)(4)(xii)    Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or
                   omission.                                                                             X

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other
                   number of days specified in the transaction agreements.                               X

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are recognized and
                   recorded in accordance with the transaction agreements.                               X

1122(d)(4)(xv)     Any external enhancement or other support, identified in Item 1114(a)(1)             [X]
                   through (3) or Item 1115 of Regulation AB, is maintained as set forth in the    if obligated
                   transaction agreements.                                                             under
                                                                                                    transaction
                                                                                                     documents

                                  ATTACHMENT 8

                             LIST OF APPRAISAL FIRMS

                            [INTENTIONALLY OMITTED]